EXHIBIT 10.2

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of [_____], 2023 by and among World View Enterprises Inc., a Delaware corporation (formerly known as Leo Holdings Corp. II, a Cayman Islands exempted company) (including any of its successors or assigns, the “Company”), and the other parties hereto identified as an “Investor” on the signature pages and Schedule A hereto (together with any person or entity who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, a “Holder” or an “Investor” and collectively the “Holders” or “Investors”).

WHEREAS, the Company, Glimpse Merger Sub I, Inc., a Delaware corporation and a wholly owned Subsidiary of the Company, Glimpse Merger Sub II, LLC, a Delaware limited liability company and wholly owned Subsidiary of the Company, and World View Enterprises Inc., a Delaware corporation, have entered into that certain Agreement and Plan of Merger, dated as of January 12, 2023 (as amended or supplemented from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, the “Business Combination”). Pursuant to the transactions contemplated by the Business Combination Agreement, the Company will domesticate as a Delaware corporation and, as a result, certain of the Investors designated as Original Investors on Schedule A hereto (the “Original Investors”) will hold (i) common stock, par value $0.0001 per share, of the Company (the “Common Stock”) and (ii) warrants to purchase Common Stock at an exercise price of $11.50 per share, subject to adjustment (the “Warrants”);

WHEREAS, certain of the Investors designated as New Investors on Schedule A hereto (the “New Investors”) are receiving, among other things, newly issued shares of Common Stock (the “Business Combination Shares”) on or about the date hereof, pursuant to the Business Combination Agreement;

WHEREAS, the Company and certain of the Original Investors are parties to that certain Registration and Shareholder Rights Agreement, dated as of January 12, 2021 (the “Prior Agreement”);

WHEREAS, pursuant to Section 6.7 of the Prior Agreement, the provisions, covenants and conditions of the Prior Agreement may be amended or modified by the consent of the Company and the Original Investors holding at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities (as defined in the Prior Agreement) at the time in question;

WHEREAS, the parties to the Prior Agreement desire to terminate the Prior Agreement and amend and restate in its entirety the Prior Agreement with this Agreement to provide for certain rights and obligations included herein and to include the recipients of the Business Combination Shares identified herein as parties to this Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Actions” means actions, suits, litigations, arbitrations, mediations, claims, charges, complaints, inquiries, proceedings, hearings, audits, investigations or reviews by or before any Governmental Entity.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” is defined in the preamble to this Agreement.

“Block Trade” means any non-marketed and non-underwritten offering or sale taking the form of a block trade to a financial institution, QIB or Institutional Accredited Investor, bought deal, over-night deal or similar transaction effected pursuant to a Registration Statement without substantial marketing efforts prior to such sales.

“Board” is defined in Section 3.1.1.

“Business Combination” is defined in the preamble to this Agreement.

“Business Combination Agreement” is defined in the preamble to this Agreement.

“Business Combination Shares” is defined in the preamble to this Agreement.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Closing Date” is defined in the Business Combination Agreement.

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” is defined in the preamble to this Agreement.

“Company” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.2.1.

“Demanding Holder” is defined in Section 2.2.1.

“Effectiveness Period” is defined in Section 3.1.3.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-1” means a Registration Statement on Form S-1.

“Form S-3” means a Registration Statement on Form S-3 or any similar short-form registration that may be available at such time.

“Governmental Entity” means any federal, state or local government, any political subdivision thereof or any court, administrative or regulatory agency, department, court, instrumentality, tribunal, arbitrator, legislative body, authority, body, program, plan, office, board, rate setting agency, bureau, division, official or instrumentality, or commission or other governmental authority or agency, or arbitral body (public or private), in the United States or in a foreign jurisdiction and including any contractors of a Governmental Entity, department or agency as authorized by law, and acting pursuant to the terms and conditions of any such contract.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Institutional Accredited Investor” means an institutional “accredited” investor as defined in Rule 501(a) of Regulation D under the Securities Act.

“Investor” is defined in the preamble to this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Joinder” is defined in Section 6.2.

“Legal Dispute” means any Action among the parties, whether arising in contract, tort or otherwise, arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or any related document or any of the transaction contemplated hereby or thereby.

“Maximum Number of Shares” is defined in Section 2.3.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or prospectus, or necessary to make the statements in a Registration Statement or prospectus (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

“New Investors” is defined in the preamble to this Agreement.

“New Registration Statement” is defined in Section 2.2.1.

“Original Investors” is defined in the preamble to this Agreement.

“Permitted Transferee” means (i) the members of an Investor’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings); (ii) any trust for the direct or indirect benefit of an Investor or the immediate family of an Investor; (iii) if an Investor is a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust; (iv) any officer, director, general partner, limited partner, shareholder, member, or owner of similar equity interests in an Investor; (v) any affiliate of an Investor or the immediate family of such affiliate or (vi) any affiliate of an immediate family of the Investor.

“Piggy-Back Registration” is defined in Section 2.4.1.

“Prior Agreement” is defined in the preamble to this Agreement.

“Pro Rata” is defined in Section 2.3.

“QIB” means “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

“Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (i) all shares of Common Stock held by the Original Investors as of immediately following the closing of the Business Combination, (ii) all Warrants held by the Original Investors as of immediately following the closing of the Business Combination, (iii) all shares of Common Stock issued or issuable upon the exercise of any Warrants referred to in clause (ii), (iv) all shares of Common Stock held by the New Investors as of immediately following the closing of the Business Combination and (v) any equity securities of the Company or subsidiary of the Company that may be issued or distributed or be issuable with respect to the securities referred to in clauses (i), (ii), (iii) or (iv) by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction, in each case held by any Investor. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates or book entry provisions for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; (d) other than with respect to securities held by the Sponsor (but not any transferees, including Permitted Transferees), such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no limitation as to volume); and (e) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration Statement” means a registration statement filed by the Company or its successor with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Resale Shelf Registration Statement” is defined in Section 2.1.1.

“SEC Guidance” is defined in Section 2.2.1.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Sponsor” means Leo Investors II Limited Partnership, a Cayman Islands exempted limited partnership.

“Subscription Agreements” is defined in the preamble to this Agreement.

“Subsequent Shelf Registration Statement” is defined in Section 2.1.10.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwritten Demand Registration” shall mean an underwritten public offering of Registrable Securities pursuant to a Demand Registration, as amended or supplemented, that is a fully marketed underwritten offering that requires Company management to participate in “road show” presentations to potential investors requiring substantial marketing effort from management over multiple days, the issuance of a “comfort letter” by the Company’s auditors, and the issuance of legal opinions by the Company’s legal counsel.

“Underwritten Takedown” shall mean an underwritten public offering of Registrable Securities (including an underwritten block trade or bought deal) pursuant to the Resale Shelf Registration Statement, as amended or supplemented that requires the issuance of a “comfort letter” by the Company’s auditors and the issuance of legal opinions by the Company’s legal counsel.

“Warrants” is defined in the preamble to this Agreement.

2. REGISTRATION RIGHTS.

2.1 Resale Shelf Registration Rights.

2.1.1 Registration Statement Covering Resale of Registrable Securities. Subject to compliance by the Investors with Section 3.4, the Company shall prepare and file or cause to be prepared and filed with the Commission, no later than twenty (20) Business Days following the Closing Date, a Registration Statement on Form S-3 or its successor form, or, if the Company is ineligible to use Form S-3, a Registration Statement on Form S-1, for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time pursuant to any method or combination of methods legally available to, and requested by, the Investors of all of the Registrable Securities then held by such Investors (the “Resale Shelf Registration Statement”). The Company shall use commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective within sixty (60) Business Days from the Closing Date, or as soon as practicable thereafter, and, once effective, to keep the Resale Shelf Registration Statement continuously effective under the Securities Act at all times until the expiration of the Effectiveness Period. In the event that the Company files a Form S-1 pursuant to this Section 2.1, the Company shall use commercially reasonable efforts to convert the Form S-1 to a Form S-3 as soon as practicable after the Company is eligible to use Form S-3. When effective, a Registration Statement filed pursuant to this Section 2.1 (including any documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act. Notwithstanding the registration obligations set forth in this Section 2.1, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including, without limitation, relevant Compliance and Disclosure Interpretations. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a Pro Rata basis, subject to a determination by the Commission that certain Investors must be reduced first based on the number of Registrable Securities held by such Investors. In the event the Company amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2.1.2 Notification and Distribution of Materials. The Company shall notify the Investors in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Investors may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement. At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, prospectus, or prospectus supplement pursuant to this Section 2, the Company shall use reasonable efforts to notify each Holder in writing (which may be by email) of the information reasonably necessary and customary about the Holder to include such Holder’s Registrable Securities in such Registration Statement, Demand Registration, Underwritten Takedown or Block Trade, as applicable. Notwithstanding anything else in this Agreement, the Company shall not be obligated to include such Holder’s Registrable Securities to the extent the Company has not received such information together with any other reasonably requested and customary agreements or certificates, at least two (2) Business Days prior to the first anticipated filing date of a Registration Statement, prospectus or prospectus supplement, as applicable, pursuant to this Section 2.

2.1.3 Amendments and Supplements. Subject to the provisions of Section 2.1.1, the Company shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period.

2.1.4 Notice of Certain Events. The Company shall promptly notify the Investors in writing of any request by the Commission for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or prospectus relating thereto). The Company shall promptly notify each Investor in writing of the filing of the Resale Shelf Registration Statement or any prospectus, amendment or supplement related thereto or any post-effective amendment to the Resale Shelf Registration Statement and the effectiveness of any post-effective amendment.

2.1.5 Underwritten Takedown. If the Company shall receive a request from the holders of Registrable Securities with bona fide anticipated gross proceeds of at least $15,000,000 (such amount of Registrable Securities (the “Minimum Amount”)) that the Company effect an Underwritten Takedown of all or any portion of the requesting holder’s Registrable Securities, then the Company shall promptly give notice of such requested Underwritten Takedown at least five (5) Business Days prior to the anticipated filing date of the prospectus or supplement relating to such Underwritten Takedown to the other Investors and thereupon shall use commercially reasonable efforts to effect, as expeditiously as possible, the offering in such Underwritten Takedown of:

(i) subject to the restrictions set forth in Section 2.3, all Registrable Securities for which the requesting holder has requested such offering under Section 2.1.5, and

(ii) subject to the restrictions set forth in Section 2.3, all other Registrable Securities that any holders of Registrable Securities have requested the Company to offer by request received by the Company within three (3) days after such holders receive the Company’s notice of the Underwritten Takedown notice, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be offered.

(a) Promptly after the expiration of the two-Business Day-period referred to in Section 2.1.5(ii), the Company will notify all selling holders of the identities of the other selling holders and the number of shares of Registrable Securities requested to be included therein.

(b) The Company shall only be required to effectuate one Underwritten Takedown (not including Block Trades) pursuant to this Agreement requested by each of (i) the Sponsor and (ii) the New Investors (acting collectively) within any six-month period.

(iii) Notwithstanding the foregoing, the Original Investors may request to sell their Registrable Securities in an Underwritten Takedown yielding less than the Minimum Amount to the extent that such request comprises all of the remaining Registrable Securities held by the Original Investors.

2.1.6 Block Trade. If the Company shall receive a request from the holders of Registrable Securities with bona fide anticipated gross proceeds of at least $10,000,000 that such holders wish to effect the sale of all or any portion of the Registrable Securities in a Block Trade, then the Company shall, as expeditiously as possible, use commercially reasonable efforts to facilitate the offering of such Registrable Securities for which such requesting holder has requested in such Block Trade, and in any event, within 72 hours of receipt of such request.

2.1.7 Withdrawal. Holders of a majority-in-interest of the Registrable Securities included in an Underwritten Takedown may elect to withdraw from such Underwritten Takedown by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the public announcement of such Underwritten Takedown, whereby upon receiving such notice the Company shall have a right to abandon the Underwritten Takedown and, in which case, such withdrawn Underwritten Takedown will count as an Underwritten Takedown for the purposes of Section 2.1.5(b) unless the withdrawing holders reimburse the Company for all Registration Expenses with respect to such Underwritten Takedown; provided, however, that if at the time of such withdrawal, the withdrawing holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the withdrawing holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Sections 2.1.5(b). Following the receipt of a notice of withdrawal, the Company shall promptly forward such notice to any other holders that had elected to participate in such Underwritten Takedown. The Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Takedown prior to its withdrawal under this Section 2.1.7, other than if a holder elects to pay such Registration Expenses pursuant to this Section 2.1.7.

2.1.8 Selection of Underwriters. Selling holders holding a majority in interest of the Registrable Securities requested to be sold in an Underwritten Takedown shall have the right to select an Underwriter or Underwriters in connection with such Underwritten Takedown, which Underwriter or Underwriters shall be reasonably acceptable to the Company. In connection with an Underwritten Takedown, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in such Underwritten Takedown, including, if necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the Financial Industry Regulatory Authority, Inc. No holder participating in an Underwritten Takedown shall be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements reasonably required by such Underwriters customarily included in underwriting agreements for offerings similar to such Underwritten Takedown.

2.1.9 Underwritten Takedowns (but not Block Trades) effected pursuant to this Section 2.1 shall be counted as Demand Registrations (including Underwritten Demand Registrations) effected pursuant to Section 2.2.

2.1.10 If the Resale Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time while Registrable Securities included thereon are still outstanding, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Resale Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Resale Shelf Registration Statement), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Resale Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Resale Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities included on such Resale Shelf Registration Statement, and pursuant to any method or combination of methods legally available to, and requested by, any Investor. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities included thereon. Any such Subsequent Shelf Registration Statement shall be on Form S-1 or S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. In the event that any Investor at any time holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of an Investor shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, a Resale Shelf Registration Statement (including by means of a post-effective amendment) or a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Resale Shelf Registration Statement or Subsequent Shelf Registration Statement shall be subject to the terms hereof.

2.2 Demand Registration.

2.2.1 Request for Registration. At any time and from time to time, subject to compliance by the Investors with Section 3.4, and provided that there is not an effective Resale Shelf Registration Statement available for the resale of the Registrable Securities pursuant to Section 2.1, (i) the Sponsor or (ii) Investors who hold a majority of the Registrable Securities held by all Investors may make a written demand for Registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form Registration or, if then available, on Form S-3. Each registration requested pursuant to this Section 2.2.1 is referred to herein as a “Demand Registration.” Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all Investors that are holders of Registrable Securities of the demand, and each such holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within twenty (20) calendar days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.2.4 and the provisos set forth in Section 3.1.1. The Company shall not be obligated pursuant to this Agreement to effect (x) more than one (1) Demand Registration by each of the (i) the Sponsor and (ii) the New Investors (acting collectively) during any six-month period or (y) any Demand Registration at any time there is an effective Resale Shelf Registration Statement on file with the Commission pursuant to Section 2.1.

2.2.2 Effective Registration. A Registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.2.3 Underwritten Demand Registration. If the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Demand Registration. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the holders initiating the Demand Registration, and subject to the approval of the Company. The parties agree that, in order to be effected, any Underwritten Demand Registration must result in aggregate proceeds to the selling stockholders of an amount at least equal to the Minimum Amount.

2.2.4 Withdrawal. A majority-in-interest of the Demanding Holders may elect to withdraw from such Demand Registration by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration, whereby upon receiving such notice the Company shall have a right to abandon the Demand Registration and, in which case, such withdrawn Demand Registration will count as a Demand Registration for the purposes of Section 2.2.1 unless the withdrawing holders reimburse the Company for all Registration Expenses with respect to such Demand Registration; provided, however, that if at the time of such withdrawal, the withdrawing holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the withdrawing holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Sections 2.1.5(b). Following the receipt of a notice of withdrawal, the Company shall promptly forward such notice to any other holders that had elected to participate in such Demand Registration. The Company shall be responsible for the Registration Expenses incurred in connection with a Demand Registration prior to its withdrawal under this Section 2.2.4, other than if a holder elects to pay such Registration Expenses pursuant to this Section 2.2.4.

2.3 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters for an underwritten offering conducted pursuant to this Agreement (but not, for the avoidance of doubt, an offering conducted pursuant to Section 2.4) advise the Company and the Investors requesting to include Registrable Securities in such underwritten offering in writing that, in such Underwriter’s or Underwriters’ opinion, the dollar amount or number of shares of Registrable Securities which the Investors have requested to include in such underwritten offering, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the Common Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other equityholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities requested to be included by Investors pursuant to this Agreement (pro rata in accordance with the number of shares that each such person has requested be included in such registration, regardless of the number of shares held by each such person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the securities of the Company that the Company desires to sell for its own account; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), any securities of the Company for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons as to which “piggy-back” registration has been requested by the holders thereof that can be sold without exceeding the Maximum Number of Shares.

2.4 Piggy-Back Registration.

2.4.1 Piggy-Back Rights. If at any time, subject to compliance by the Investors with Section 3.4, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for equityholders of the Company for their account (other than, for the avoidance of doubt, pursuant to Sections 2.1 or 2.2), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan, (v) for an “at-the-market” offering of the Company’s securities, (vi) for equity line of credit transactions or related forward-purchase offerings or other offerings conducted pursuant to Rule 415 under the Securities Act entered into in connection with the consummation of the Business Combination, or (vii) for a corporate reorganization or transaction under Rule 145 of the Securities Act, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than five (5) calendar days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within three (3) calendar days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected by the Company for such Piggy-Back Registration; provided that no holder participating in a Piggy-Back Registration shall be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements reasonably required by such Underwriters customarily included in underwriting agreements for offerings similar to such Piggy-Back Registration.

2.4.2 Reduction of Piggy-Back Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities that have requested to participate in such Piggy-Back Registration in writing that the dollar amount or number of securities of the Company which the Company desires to sell for its own account, taken together with securities of the Company, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder and the Registrable Securities as to which registration has been requested under this Section 2.4, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(i) If the registration is undertaken for the Company’s account: (A) first, the securities of the Company that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Registrable Securities, as to which registration has been requested pursuant to the terms of this Agreement that can be sold without exceeding the Maximum Number of Shares, Pro Rata; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the securities of the Company for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons, other than pursuant to this Agreement, and that can be sold without exceeding the Maximum Number of Shares;

(ii) If the registration is undertaken by holders of the Company’s securities as a demand pursuant to contractual rights with the Company, other than this Agreement, (A) first, the securities of the Company for the account of the persons entitled to such contractual rights making such demand that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Registrable Securities, as to which registration has been requested pursuant to the terms of this Agreement, that can be sold without exceeding the Maximum Number of Shares, Pro Rata; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the securities of the Company that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the securities of the Company for the account of any other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, other than this Agreement, that can be sold without exceeding the Maximum Number of Shares.

2.4.3 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement, if such offering is pursuant to a Demand Registration, or prior to the public announcement of the offering, if such offering is pursuant to an Underwritten Takedown or similar transaction. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use commercially reasonable efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.2, effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. The Company shall use commercially reasonable efforts to prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use commercially reasonable efforts to cause such Registration Statement to become effective and use commercially reasonable efforts to keep it effective for the Effectiveness Period; provided, however, that the Company shall have the right to defer any Demand Registration for up to ninety (90) calendar days, and any Piggy-Back Registration for such period as may be applicable to deferment of any Demand Registration (whether under this Agreement) to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer or Chairman of the Company stating that, in the good faith judgment of the Board of Directors of the Company (the “Board”), it would be materially detrimental to the Company and its stockholders for such Registration Statement to be effected at such time.

3.1.2 Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case, including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3 Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn (the “Effectiveness Period”). The Company shall include in the description of the plan of distribution for any Registration Statement or prospectus that the Holders may elect to make an in-kind distribution of Registrable Securities to its members, partners or securityholders pursuant to such Registration Statement and, to the extent that such members, partners or securityholders are not affiliates of the Company (as defined in Rule 144 under the Securities Act), such members, partners or securityholders will thereby receive freely tradeable securities pursuant to such Registration Statement or prospectus.

3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, excluding documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon.

3.1.5 Securities Laws Compliance. The Company shall use commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such underwritten offering, and the representations, warranties and covenants of the holders of Registrable Securities included in such underwritten offering in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Company.

3.1.7 Comfort Letters. In the event of an Underwritten Takedown or an Underwritten Demand Registration, the Company shall obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an underwritten offering, and a customary “bring-down” thereof, in customary form and covering such matters of the type customarily covered by “cold comfort” letters, as the managing Underwriter may reasonably request, and, if addressed to the participating holders, reasonably satisfactory to a majority-in-interest of the participating holders. For the avoidance of doubt, this Section 3.1.7 shall not apply to Block Trades.

3.1.8 Opinions and Negative Assurance Letters. In the event of an Underwritten Takedown or an Underwritten Demand Registration, on the date the Registrable Securities are delivered for sale pursuant to any Registration, the Company shall obtain an opinion and negative assurances letter, each dated such date, of one (1) counsel representing the Company for the purposes of such Registration, including an opinion of local counsel if applicable, addressed to the holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to such Registration in respect of which such opinion is being given as the holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions, and, if addressed to the participating holders, reasonably satisfactory to a majority in interest of the participating holders. For the avoidance of doubt, this Section 3.1.8 shall not apply to Block Trades.

3.1.9 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company (if different from the principal financial officer) and all other officers and members of the management of the Company shall reasonably cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.10 Transfer Agent. The Company shall provide and maintain a transfer agent and registrar for the Registrable Securities.

3.1.11 Records. Upon execution of confidentiality agreements, the Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.12 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.13 Road Show. If an offering pursuant to this Agreement is conducted as an Underwritten Takedown or Underwritten Demand Registration and involves Registrable Securities with an aggregate offering price (before deduction of underwriting discounts) which exceeds $35,000,000, the Company shall use commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such offering.

3.1.14 Listing. The Company shall use commercially reasonable efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated.

3.2 Obligation to Suspend Distribution. Upon receipt of written notice from the Company that a Registration Statement or prospectus contains, in the Company’s good faith opinion, a Misstatement, each of the Investors shall forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement or prospectus (but not, for the avoidance of doubt pursuant to any exemption from registration) until he, she or it has received copies of a supplemented or amended prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he, she or it is advised in writing by the Company that the use of the prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration (including any Demand

Registration, Underwritten Takedown or Block Trade) at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Investors, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than sixty (60) consecutive calendar days or ninety (90) calendar days in any consecutive 12-month period, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Investors agree to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Investors of the expiration of any period during which it exercised its rights under this Section 3.2. The Holders agree that, except as required by applicable law, the Holders shall treat as confidential the receipt of written notice from the Company under this Section 3.2 (provided that in no event shall such notice contain any material nonpublic information of the Company) and shall not disclose or use the information contained in such written notice without the prior written consent of the Company until such time as the information contained therein is or becomes public, other than as a result of disclosure by a holder of Registrable Securities in breach of this Agreement.

3.3 Registration Expenses. Subject to Section 2.1.7 and Section 2.2.4, the Company shall bear all costs and expenses incurred in connection with the Resale Shelf Registration Statement pursuant to Section 2.1, any Demand Registration pursuant to Section 2.2.1, any Underwritten Takedown pursuant to Section 2.1.5, any Block Trade pursuant to Section 2.1.6 (other than expenses set forth below in clause (ix) of this Section 3.3), any Piggy-Back Registration pursuant to Section 2.4.1, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.14; (vii) Financial Industry Regulatory Authority, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company; (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration (including the expenses or costs associated with any opinions or comfort letters requested pursuant to Sections 3.1.7 and 3.1.8); and (ix) the reasonable fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration not to exceed $100,000. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders, but the Company shall pay any underwriting discounts or selling commissions attributable to the securities it sells for its own account. Additionally, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4 Information. The holders of Registrable Securities shall promptly provide such information and affidavits as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act and in connection with the Company’s obligation to comply with Federal and applicable state securities laws.

3.5 Other Obligations. At any time and from time to time in connection with a sale or transfer of Registrable Securities exempt from registration under the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement of which such prospectus forms a part, the Company shall, subject to the receipt of customary documentation required from the applicable holders in connection therewith and compliance with applicable laws, (i) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold or transferred and (ii) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause clause (i). In addition, the Company shall cooperate reasonably with, and take such customary actions as may reasonably be requested by such holders in connection with the aforementioned sales or transfers.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective affiliates and each of their respective officers, employees, directors, partners, members, attorneys and agents, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement filed pursuant to this Agreement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein, or is based on any selling holder’s violation of the federal securities laws (including Regulation M) or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the prospectus.

4.2 Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities will, in the event that any Registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers, and each other selling holder and each other person, if any, who controls another selling holder within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement filed pursuant to this Agreement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, or is based on any selling holder’s violation of the federal securities laws (including Regulation M)

or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the prospectus, and shall reimburse the Company, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Sections 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel, which counsel is reasonably acceptable to the Indemnifying Party) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and/or 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above in Section 4.4.1, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. UNDERWRITING AND DISTRIBUTION.

5.1 Rule 144. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants that it shall (i) file (or obtain extensions in respect thereof and file within the applicable grace period) any reports required to be filed by it after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish such Holders with true and complete copies of all such filings (which shall include providing notice that such filings are available on the SEC’s website at www.sec.gov or the Company’s website within two days of such filing), and (ii) take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement of a duly authorized officer as to whether the Company has complied with such information requirements, and, if not, the specific reasons for non-compliance. Any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 5.1.

5.2 In connection with a Resale Shelf Registration Statement or other applicable Registration Statement, the Company shall, if requested by an Investor, take commercially reasonable efforts to (i) cause the removal of any restrictive legend related to compliance with the federal securities laws set forth on the Registrable Securities, (ii) cause its legal counsel to deliver to the transfer agent a customary instruction letter or opinion, if required by the transfer agent, in connection with removal of such restrictive legend, and (iii) issue Registrable Securities without any such legend in certificated or book-entry form or by electronic delivery through The Depository Trust Company, at the Investor’s option, as soon as practicable following such request. The Company’s obligation to remove legends under this Section 5.2 may be conditioned upon the Investor providing such representations, agreements and documentation as are reasonably necessary, customarily required, or reasonably requested, in connection with the removal of federal securities laws restrictive legends.

6. MISCELLANEOUS.

6.1 Other Registration Rights and Arrangements. Other than with respect to any subscription agreements for the PIPE Financing (as defined in the Business Combination Agreement), the Company represents and warrants that no person, other than a holder of the Registrable Securities, has any right to require the Company to register any of the Company’s share capital or capital stock for sale or to include the Company’s share capital or capital stock in any registration filed by the Company for the sale of shares for its own account or for the account of any other person. The parties hereby terminate the Prior Agreement, which shall be of no further force and effect and is hereby superseded and replaced in its entirety by this Agreement. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement and in the event of any conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. For the avoidance of doubt, any subscription agreements for the PIPE Financing shall not be deemed inconsistent with or to violate this Agreement.

6.2 Assignment; No Third-Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and any of the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated, in whole or in part, by such holder of Registrable Securities in conjunction with and to the extent of any transfer of any Registrable Security by any such holder to a Permitted Transferee(s); provided, however, that such transferee has executed and delivered to the Company a properly completed agreement to be bound by the terms of this Agreement substantially in form attached hereto as Exhibit A (a “Joinder”), and the transferor shall have delivered to the Company no later than five (5) Business Days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the Permitted Transferee, and the number of Registrable Securities so transferred. The execution of a Joinder shall constitute a permitted amendment of this Agreement. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns and the holders of Registrable Securities and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Section 4 and this Section 6.2.

6.3 Amendments and Modifications. Upon the written consent of the Company and the holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects an Investor, solely in his, her or its capacity as a holder of the securities of the Company, in a manner that is materially different from other Investors (in such capacity) shall require the consent of such Investor so affected. No course of dealing between any Investor or the Company and any other party hereto or any failure or delay on the part of an Investor or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Investor or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.4 Term. This Agreement shall terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement (or, with respect to the Sponsor, the third anniversary of the expiration of the lock-up restrictions set forth in Section 1.1 in that certain Sponsor Agreement, dated as of January 11, 2023, by and among the Sponsor, the Company, Leo Holdings Corp. II and the other parties thereto) or (ii) the date as of which there shall be no Registrable Securities outstanding; provided that with respect to any Investor, such Investor will have no rights under this Agreement and all obligations of the Company to such Investor under this Agreement shall terminate upon the date that such Investor no longer holds Registrable Securities.

6.5 Notices. All notices, requests, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person or by e-mail, (b) on the next Business Day when sent by overnight courier or (c) on the second (2nd) succeeding Business Day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Company:

World View Enterprises Inc.

1805 E. Aerospace Pkwy

Tucson, AZ 85756 USA

Attn:    Ryan Hartman

E-mail: rhartman@worldview.space

with a copy to:

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304-1130

Attn:    Alex Kassai

            Milson Yu

E-mail: akassai@cooley.com

            myu@cooley.com

If to an Original Investor:

c/o [________]

[________]

[________]

Attn: [________]

Email: [________]

Fax: [________]

with copies to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attn:    Christian O. Nagler

            Peter Seligson

Email: cnagler@kirkland.com

            peter.seligson@kirkland.com

Fax:    (212) 446-4900

and:

Kirkland & Ellis LLP

2049 Century Park East, 37th Floor

Los Angeles, CA 90067

Attn:    Damon R. Fisher, P.C.

            Eric Y. Cohen

Email: dfisher@kirkland.com

            eric.cohen@kirkland.com

Fax:    (310) 552-5900

If to an Investor, to the address set forth under such Investor’s signature to this Agreement or to such Investor’s address as found in the Company’s books and records.

All such notices, requests, demands, waivers and other communications shall be deemed received upon (i) actual receipt thereof by the addressee, or (ii) actual delivery thereof to the appropriate address.

6.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

6.7 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or e-mail shall be as effective as delivery of a manually executed counterpart of the Agreement. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document, will be disregarded in determining a Party’s intent or the effectiveness of such signature.

6.8 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement, including without limitation, the Prior Agreement. Each party acknowledges and agrees that, in entering into this Agreement, such party has not relied on any promises or assurances, written or oral, that are not reflected in this Agreement (including the Schedules and Exhibits attached hereto).

6.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters (including Actions related hereto), including matters of validity, construction, effect, performance and remedies.

6.10 Consent to Jurisdiction; Etc.. Each party hereby agrees, and any Person asserting rights as a third party beneficiary may do so only if he, she or it irrevocably agrees, that any Legal Dispute shall be brought only to the exclusive jurisdiction of the courts of the State of Delaware or the federal courts located in the State of Delaware, and each party hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Action and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Action in any such court or that any such Action that is brought in any such court has been brought in an inconvenient forum. During the period a Legal Dispute that is filed in accordance with this Section 6.10 is pending before a court, all Actions with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each party hereby waives, and any person asserting rights as a third party beneficiary may do so only if he, she or it hereby waives, and shall not assert as a defense in any Legal Dispute, that (a) such party is not personally subject to the jurisdiction of the above named courts for any reason, (b) such Action may not be brought or is not maintainable in such court, (c) such party’s property is exempt or immune from execution, (d) such Action is brought in an inconvenient forum, or (e) the venue of such Action is improper. A final judgment in any Action described in this Section 6.10 following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable laws.

6.11 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY UNCONDITIONALLY WAIVES, AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. FURTHERMORE, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:
WORLD VIEW ENTERPRISES INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

NEW INVESTOR:
[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

ORIGINAL INVESTOR:
[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

EXHIBIT A

Joinder

This Joinder (“Joinder”) is executed on ________, 20__, by the undersigned (the “New Holder”) pursuant to the terms of that certain Amended and Restated Registration Rights Agreement dated as of [•], 2023 (the “Agreement”), by and among World View Enterprises Inc., a Delaware corporation (formerly known as Leo Holdings Corp. II, a Cayman Islands exempted company) (including any of its successors or assigns, the “Company”), and the Investors identified therein, as such Agreement may be amended, supplemented or otherwise modified from time to time. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Joinder, the New Holder agrees as follows:

1. Acknowledgment. New Holder acknowledges that New Holder is acquiring certain equity securities of the Company (the “Shares”) as a transferee of such Shares from a party in such party’s capacity as a holder of Registrable Securities under the Agreement, and after such transfer, New Holder shall be considered an “Investor” and a holder of Registrable Securities for all purposes under the Agreement.

2. Agreement. New Holder hereby (a) agrees that the Shares shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if the New Holder were originally a party thereto.

3. Notice. Any notice required or permitted by the Agreement shall be given to New Holder at the address or facsimile number listed below New Holder’s signature below.

NEW HOLDER:	ACCEPTED AND AGREED:

Print Name:	COMPANY

By:	By:

Address:

SCHEDULE A

ORIGINAL INVESTORS:

•	Leo Investors II Limited Partnership

•	Lori Bush

•	Mary E. Minnick

•	Naveen Agarwal

•	Scott Flanders

•	Imran Khan

•	Mark Masinter

•	Scott McNealy

NEW INVESTORS:

•	[•]

•	[•]

•	[•]

•	[•]

•	[•]

•	[•]

•	[•]